SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549

                               FORM 8-K

                           CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934






	Date of Report (Date of earliest event reported) October 29, 1997






                        FirstEnergy Corp.
       (Exact name of Registrant as specified in its charter)



        Ohio                                        34-1843785
(State or other jurisdiction of   (Commission   (I.R.S. Employer
incorporation)                    File Number)  Identification No.)

     76 South Main Street, Akron, Ohio                44308
  (address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 330-384-5100

Item 2.	Acquisition or Disposition of Assets

     On November 8, 1997, the merger of Ohio Edison Company (OE) and Centerior Energy Corporation (Centerior) became effective pursuant to the Merger Agreement, dated September 13, 1996, which was reported on Form 8-K filed by OE on September 17, 1996. The Federal Energy Regulatory Commission (FERC) issued an order on October 29, 1997, conditionally approving the transaction and OE and Centerior notified the FERC of their acceptance of that order on October 30, 1997. The application of FirstEnergy Corp (Company) to the Securities and Exchange Commission (SEC) under the Public Utility Holding Company Act of 1935 to acquire the common stock of OE, Pennsylvania Power Company and the Centerior utility subsidiaries was approved on November 5, 1997. Under the Merger Agreement, OE and Centerior formed FirstEnergy Corp., an Ohio holding company, which after a series of intermediate mergers will hold directly all of the issued and outstanding common shares of OE and all of the issued and outstanding common shares of Centerior's direct subsidiaries, which include, among others, The Cleveland Electric Illuminating Company and The Toledo Edison Company. As a result of the merger, the former common shareholders of OE and Centerior now own all of the outstanding shares of FirstEnergy Common Stock. The Company's common shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. All other classes of capital stock of OE and its subsidiaries and of the subsidiaries of Centerior will be unaffected by the Merger and will remain outstanding.

Item 7.	Financial Statements

	The pro forma financial statements are based on actual results of operations as of June 30, 1997, adjusted for the estimated purchase accounting adjustments used for purposes of the Company's Form S-4 filed with the SEC in February 1997. These pro forma financial statements will be amended upon completion of the fair value analysis of the Centerior net assets which were acquired in the merger, but in any event no later than January 23, 1998. The unaudited pro forma financial statements reflect a fair value adjustment of $1.25 billion to reduce the carrying value of the nuclear generating units at FirstEnergy, as required by Accounting Principles Board Opinion 16. This fair value adjustment is an estimated amount; the ultimate fair value of Cleveland Electric's and Toledo Edison's net assets to be determined is likely to require an adjustment which may be more or less than the amount used for purposes of these unaudited pro forma financial statements. Any difference between the ultimate net asset valuation and the valuation assumed in the unaudited pro forma financial statements will be reflected as an adjustment of the goodwill recognized in connection with the Merger.

	The unaudited pro forma balance sheet of FirstEnergy at June 30, 1997, set forth below, gives effect to the Merger as if it had been consummated on that date. The unaudited pro forma statements of income of FirstEnergy for the twelve month period ended June 30, 1997 set forth below, give effect to the Merger as if it had been consummated on July 1, 1996. These statements are prepared based on accounting for the Merger as a purchase with the assumptions specified in the notes thereto. Purchase accounting adjustments are estimates and therefore subject to change.

     The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of Ohio Edison and Centerior. The following information does not reflect any potential cost reductions or synergies associated with the Merger and is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date as of which, or at the beginning of the periods for which, the Merger is being given effect, nor is it necessarily indicative of future financial position or operating results.



                                         FIRSTENERGY CORP.
                         UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                           June 30, 1997
                                           (In millions)
                                                                           Pro Forma    Pro Forma
                                               Ohio Edison    Centerior   Adjustments    Combined
                                               -----------    ---------   -----------   ----------
Assets

Utility plant, net of depreciation               $5,256        $ 6,799     $ (1,250) (3a)  $10,805
Other property and investments                    1,132          1,142                       2,274
Current assets                                      513            480          (13) (3b)      980
Regulatory assets                                 1,656          2,248         (750) (3a)    3,154
Goodwill                                              0              0          904  (3c)      904
Other deferred charges                              265            270                         535
                                                 ------        -------      -------        -------
Total Assets                                     $8,822        $10,939      $(1,109)       $18,652
                                                 ======        =======      =======        =======

Capitalization and Liabilities

Common shareholders' equity:
  Common stock and other paid-in capital         $2,101         $2,321      $ (755)  (3d)   $3,667
  Retained earnings (deficit)                       596           (393)        393   (3d)      596
  Unallocated ESOP common shares                   (150)             0           0            (150)
                                                 ------         ------      ------          ------
  Total common shareholders' equity               2,547          1,928        (362)          4,113

Preferred stock:
  Not subject to mandatory redemption               161              0        (161)  (3e)        0
  Subject to mandatory redemption                    20              0         (20)  (3e)        0

Preferred stock of consolidated subsidiaries:
  Not subject to mandatory redemption                51            448         161   (3e)      660
  Subject to mandatory redemption                    15            174           6   (3e)(3f)  195

Ohio Edison obligated mandatorily redeemable
  preferred securities of subsidiary trust hold-
  ing solely Ohio Edison subordinated debentures    120              0                         120
Long-term debt                                    2,369          4,238          16   (3f)    6,623
                                                 ------        -------     -------         -------
Total capitalization                              5,283          6,788        (360)         11,711
Current liabilities                               1,295          1,062         (13)  (3b)    2,344
Accumulated deferred income taxes                 1,742          1,896        (690)  (3k)    2,948
Accumulated deferred investment tax credits         192            246         (64)  (3k)      374
Other liabilities                                   310            947          18   (3g)    1,275
                                                 ------        -------     -------         -------
  Total Capitalization and Liabilities           $8,822        $10,939     $(1,109)        $18,652
                                                 ======        =======     =======         =======











                                                FIRSTENERGY CORP.
                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                        Twelve Months Ended June 30, 1997
                                    (In millions, except per share amounts))
--------------------------------------------------------------------------------------------------
                                                                        Pro Forma     Pro Forma
                                            Ohio Edison    Centerior   Adjustments    Combined
                                            -----------    ---------   -----------    ---------
Operating revenues                            $2,457        $2,563       $(13)  (3h)   $5,007
                                              ------        ------       ----          ------
Fuel and purchased power                         435           475         (3)  (3h)      907
Other operation and maintenance expenses         679           783        (12)  (3h)    1,450
                                              ------        ------       ----          ------
Total operation and maintenance expenses       1,114         1,258        (15)          2,357
Depreciation and amortization, net               399           352        (75)  (3i)      676
General taxes                                    234           312          2   (3h)      548
Income taxes                                     186           125         26   (3k)      337
                                              ------        ------       ----          ------
Total operating expense and taxes              1,933         2,047        (62)          3,918
                                              ------        ------       ----          ------
Operating income                                 524           516         49           1,089
Other income (expense)                            48           (14)       (22)  (3i)       12
                                              ------        ------       ----          ------
Total income                                     572           502         27           1,101
                                              ------        ------       ----          ------
Interest charges                                 240           324                        564
Allowance for borrowed funds used during
  construction and capitalized interest           (2)           (2)                        (4)
Subsidiaries' preferred stock dividend
  requirements                                    16            54         12   (3j)       82
                                              ------        ------       ----          ------
Net interest and other charges                   254           376         12             642
Net income                                       318           126         15             459
Preferred stock dividend requirements             12            -         (12)  (3j)       -
                                              ------       -------       ----          ------
Earnings on common stock                      $  306       $   126       $ 27          $  459
                                              ======       =======       ====          ======
Average common shares outstanding                144           148        (70)            222
                                              ======       =======       ====          ======
Earnings per share of common stock            $ 2.12       $   .85                     $ 2.07
                                              ======       =======                     ======




















                         FIRSTENERGY CORP.
           NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                           FINANCIAL STATEMENTS

Note 1 - Reclassifications

     Certain reclassifications have been made to the Centerior unaudited historical financial statements to conform to the presentation expected to be used by the merged companies.

Note 2- Exchange Ratios

     Under the Merger Agreement, each outstanding share of Ohio Edison Common Stock will be converted into one share of FirstEnergy Common Stock, and each outstanding share of Centerior Common Stock will be converted into 0.525 of a share of FirstEnergy Common Stock. These conversion numbers were used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

Note 3 - Pro Forma Adjustments

     (a) As required by APB16, a pro forma adjustment has been recognized by FirstEnergy to adjust the Cleveland Electric and Toledo Edison nuclear generating units to fair value. Such adjustment has been based upon the estimated discounted future cash flows expected to be generated by their nuclear generating units.

     (b) A pro forma adjustment has been made to eliminate accounts receivable and payable between Ohio Edison and Centerior as of the balance sheet date.

     (c) A pro forma adjustment has been made to recognize goodwill in connection with the Merger. The goodwill represents the excess of the purchase price over Centerior's net assets after taking into account the adjustments described in (a) above. The carrying cost for all other assets and liabilities (except as described in (f) and (g) below) is assumed to be equal to fair market value. If it is determined that the ultimate fair market value of Centerior's net assets is more or less than their estimated carrying value at the time of consummation, goodwill would be adjusted accordingly. The purchase price was based on the imputed value to holders of Centerior Common Stock using a market value of Ohio Edison Common Stock of $20.125 per share.

     (d) Pro forma equity adjustments recognize the elimination of Centerior's accumulated deficit as of the consummation of the Merger and the purchase price computed as described in (c) above.

     (e)  Pro forma adjustments have been made to reclassify Ohio
Edison preferred stock outstanding to subsidiary preferred stock outstanding on FirstEnergy's balance sheet.

     (f)   A pro forma adjustment has been made to recognize
Centerior's preferred stock of consolidated subsidiaries subject to mandatory redemption and long-term debt at estimated fair market value.

     (g) A pro forma adjustment has been made to recognize Centerior's net unamortized transition obligation related to certain retirement benefits.
     (h) Pro forma adjustments have been made to eliminate revenue and expense transactions between Ohio Edison and Centerior.

     (I) Pro forma adjustments have been made to recognize amortization of goodwill in connection with the Merger over a 40-year period, offset by reductions in depreciation expense and amortization of regulatory assets resulting from the assumed revaluation of Centerior's assets described in (a) above.

     (j)  A pro forma adjustment has been made to reclassify Ohio
Edison's preferred stock dividend requirements to subsidiaries' preferred stock dividend requirements (a reduction to net income) on FirstEnergy's statement of income.

     (k) Pro forma adjustments have been made for the estimated tax effects of the adjustments discussed in (a), (f), (g) and (i) above.















































                              SIGNATURE







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     FIRSTENERGY CORP.



                                    /s/Harvey L. Wagner
                                 ------------------------
                                       Harvey L. Wagner
                                          Controller












Dated:  November 10, 1997